UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 15, 2026 (May 13, 2026)

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

ITEM 5.02(e)     COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 13, 2026, the shareholders of Everest Group, Ltd. (the "Company") approved an amendment to the Everest Group, Ltd. 2020 Stock Incentive Plan (the "First Amendment"). The Board of Directors of the Company had previously approved the First Amendment, subject to shareholder approval. Pursuant to the First Amendment, the number of common shares available for delivery under the Company's 2020 Stock Incentive plan increased by 812,000 shares. A description of the First Amendment is included in the Company's Definitive Proxy Statement, as filed with the U.S. Securities and Exchange Commission on April 10, 2026 (the "2026 Proxy Statement"). The aforementioned description of the First Amendment is incorporated herein by reference and is qualified in its entirety by reference to the full text of the First Amendment, which is attached as Appendix B to the 2026 Proxy Statement.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual General Meeting of Shareholders (the "AGM") of the Company was held on May 13, 2026.

The shareholders elected Director nominees John Amore, William F. Galtney, Jr., John A. Graf, Meryl Hartzband, Laura Hay, John Howard, Allan Levine, Hazel McNeilage, Darryl Page, Roger M. Singer, and James Williamson; appointed KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; approved, by non-binding advisory vote, the 2025 compensation paid to the Company’s Named Executive Officers and approved an amendment to the Everest Group, Ltd. 2020 Stock Incentive Plan.

The votes cast with respect to each such matter were as follows:

Total shares represented at the AGM in person or by proxy: 40,021,446

	FOR	AGAINST	ABSTAIN	NON-VOTES
Election of Directors to serve a one-year period to expire at the end of the 2027 AGM

John Amore	34,356,473	4,006,981	8,312	1,649,680
William F. Galtney Jr.	36,450,837	1,912,856	8,073	1,649,680
John A. Graf	37,680,202	686,117	5,447	1,649,680
Meryl Hartzband	38,119,457	246,476	5,833	1,649,680
Laura Hay	36,996,701	1,369,234	5,831	1,649,680
John Howard	36,860,226	1,506,247	5,293	1,649,680
Allan Levine	38,114,852	250,800	6,114	1,649,680
Hazel McNeilage	38,294,975	70,611	6,180	1,649,680
Darryl Page	38,212,087	154,291	5,388	1,649,680
Roger M. Singer	36,625,756	1,738,104	7,906	1,649,680
James Williamson	37,871,742	492,265	7,759	1,649,680

Appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2026	39,914,892	84,996	21,558	—

Approval, by non-binding advisory vote, of the 2025 compensation paid to the Company’s Named Executive Officers	35,258,009	3,086,503	27,254	1,649,680

Approval of an Amendment to the Everest Group, Ltd. 2020 Stock Incentive Plan	37,331,029	1,023,797	16,940	1,649,680

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

By:	/S/ ANTHONY VIDOVICH
Anthony Vidovich
Executive Vice President and General Counsel

Dated: May 15, 2026